                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05620

                        The Zweig Total Return Fund, Inc.
               (Exact name of registrant as specified in charter)

                            900 Third Ave, 31st Floor
                             New York, NY 10022-4728
               (Address of principal executive offices) (Zip code)

                               Kevin J. Carr, Esq.
    Vice President, Chief Legal Officer, Counsel and Secretary for Registrant
                                100 Pearl Street
                             Hartford, CT 06103-4506
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 800-272-2700

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (s) 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                       THE ZWEIG TOTAL RETURN FUND, INC.

================================================================================

                               Semiannual Report

                                 June 30, 2011

                               [LOGO]

Zweig
Advisers
A VIRTUS INVESTMENT PARTNER

OFFICERS AND DIRECTORS
GEORGE R. AYLWARD, President, Chairman and Chief Executive Officer

CARLTON NEEL, Executive Vice President

DAVID DICKERSON, Senior Vice President

KEVIN J. CARR, Chief Legal Officer and Secretary

W. PATRICK BRADLEY, Treasurer and Chief Financial Officer

JACQUELINE PORTER, Vice President and Assistant Treasurer

MARC BALTUCH, Chief Compliance Officer and Vice President

MOSHE LUCHINS, Vice President

CHARLES H. BRUNIE, Director

WENDY LUSCOMBE, Director

ALDEN C. OLSON, PH.D., Director

JAMES B. ROGERS, JR., Director

R. KEITH WALTON, Director
INVESTMENT ADVISER
ZWEIG ADVISERS LLC
900 Third Avenue
New York, NY 10022-4793

FUND ADMINISTRATOR
VP DISTRIBUTORS, INC.
100 Pearl Street
Hartford, CT 06103-4506

CUSTODIAN
THE BANK OF NEW YORK MELLON
One Wall Street
New York, NY 10286

TRANSFER AGENT
COMPUTERSHARE TRUST COMPANY, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

THIS REPORT IS TRANSMITTED TO THE SHAREHOLDERS OF THE ZWEIG TOTAL RETURN FUND, INC. FOR THEIR INFORMATION. THIS IS NOT A PROSPECTUS, CIRCULAR OR
REPRESENTATION INTENDED FOR USE IN THE PURCHASE OF SHARES OF THE FUND OR ANY SECURITIES MENTIONED IN THIS REPORT.

                               [LOGO]

VIRTUS
INVESTMENT PARTNERS


                                                                          Q2-11

               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular monthly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

   The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

   Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:.
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZTR

                                                                 August 1, 2011

DEAR FELLOW ZTR SHAREHOLDER:

   I am pleased to share with you the manager's report and commentary for the Zweig Total Return Fund, Inc. for the six-months ended June 30, 2011.

   The Zweig Total Return Fund's net asset value increased 0.74% for the quarter ending June 30, 2011, including $0.097 in re-invested distributions. During the same period, the Fund's Composite Index increased 1.17% including re-invested dividends. The Fund's average exposure for the quarter was approximately 42% in equities and 28% in bonds.

   For the six months ended June 30, 2011, the Fund's net asset value gained 4.95%, including $0.195 in re-invested distributions. During the same period, the Fund's Composite Index increased 4.10% including re-invested dividends. The Fund's average exposure for the first half was approximately 41% in equity and 28% in bonds.

          Sincerely,

          /s/ George R. Aylward
          George R. Aylward
          President, Chairman and
          Chief Executive Officer
          The Zweig Total Return
          Fund, Inc.
                          MARKET OVERVIEW AND OUTLOOK

                                 EQUITY MARKET

   Although stocks stumbled during much of June, a rally in the final week ended the second quarter on a positive note for the Dow Jones Industrial Average. Closing at 12,414.34, the Dow was up 0.8%/(1)/ for the three months ending June 30, 2011, marking the eighth gain in the last nine quarters. For the first half, the Dow rose 7.2%/(1) /and ended 27%/(1)/ above June 30, 2010.

   Snapping a three-quarter winning streak, the S&P 500 Index fell 0.4%/(1)/ for the second quarter, closing at 1,230.64. However the S&P 500 increased 5%/(1)/ for the first half and closed up 28.1%/(1)/ from a year ago. The Nasdaq Composite dipped 0.3%/(1)/ to 2,773.52 for the second quarter but gained 4.6%/(1)/ for the year to date. Its level on June 30 was 31.5%/(1)/ higher than at the same time last year.

   The international markets were relatively stable. Excluding the U.S., the Dow Jones Global Index gained 1.50%/(1)/ for the quarter and was up 2.1%/(1)/ for the first six months. In Europe, the STOXX 600 rose 1.13%/(1)/ for the quarter but slipped 1.1%/(1)/ for the first half. The Dow Jones Asia-Pacific Index performed similarly, climbing 1.27%/(1)/ for the quarter and falling 1.8%/(1)/ for the half.

   Here at home, the Federal Reserve (the "Fed") reported that the U.S. economy was expanding more slowly than it had previously forecast. It now projects a growth rate of 2.7% to 2.9% for 2011 and 3.3% to 3.7% for next year, with both estimates well below its preliminary readings. The International Monetary Fund was even less

/(1)/ Return excludes reinvested dividends optimistic. It expects a U.S. growth rate of 2.5% this year and 2.7% in 2012. Earlier, the Commerce Department reported that the U.S. economy actually grew at an annual rate of 1.9% in the first quarter, an uptick from its previously estimated 1.8%, but a sharp cutback from the 3.1% rate in fourth quarter of 2010.

   If the recovery is too sluggish to reduce the high unemployment level, some Fed officials are ready to ease monetary policy further, provided inflation moderates as expected, according to minutes of the Fed's June meeting. The Fed completed its planned purchase of $600 billion of Treasury securities and said it will hold its benchmark interest rates near zero "for an extended period."

   Reflecting the slow pace of the economic recovery, the Labor Department reported that only 18,000 new private industry jobs were created in June. It also revised downward its previous figure for new April jobs to 25,000, less than half of its earlier estimates. With more people looking for work in June, the nation's unemployment rate edged up to 9.2% from 9.1% in May.

   The weakness in the housing market remains a drag on the economic recovery. Here the only bright note was the Commerce Department report that new home construction increased 3.5% in May to a seasonally-adjusted annual rate of 560,000 units. April housing starts were revised upward to an annual pace of 541,000. The other housing news was uniformly negative. Sales of new homes fell 2.1% in May to an adjusted annual rate of 319,000. The National Association of Realtors reported that May sales of existing homes slid 3.8% to an annual rate of 4.81 million units, the lowest since last November. The median home sales price of $166,500 in May was 4.6% below a year earlier.

   Consumer spending, which accounts for about 70% of economic activity, was unchanged in May but, adjusted for inflation, actually fell 0.1%, according to the Commerce Department. April figures were similarly revised. That represented the first declines in inflation-adjusted spending since January 2010. After-tax personal income, which rose 0.3% in May, was inflation-adjusted to 0.1% after falling by a similar amount in the previous month. This indicates that personal income has been essentially flat since the start of the year.

   Inflation, meanwhile, is growing at a slower rate. The Consumer Price Index, the most widely used inflation gauge, climbed 0.2% in May compared with 0.4% in April, according to the Labor Department. The monthly rise was the smallest since last November's 0.1%. The agency also reported that the Producer Price Index, which reflects commodity prices for manufacturers, increased a seasonally-adjusted 0.2% in May following an 0.8% rise in April.

   Consumer confidence, which had declined in May, fell further in the first half of June, according to the Conference Board. The agency's index hit a seven-month low of 58.5 (1985=100) from a revised 61.7 in May. A Conference Board spokesman said the decline in confidence "was driven by a less favorable assessment of current conditions and continued pessimism about the short-term outlook."

   The manufacturing and service industries moved in different directions in June. The Institute for Supply Management reported that its index of national factory activity increased to 55.3 in June from 53.5 in May, which was at its lowest level since September 2009. (A reading of 50 or more indicates expansion.) ISM's barometer of service center activity declined to 53.3 in June from 54.6 in May.

   Confirming the strength in manufacturing, the Commerce Department reported that factory orders increased 0.8% in May following a downwardly revised 0.9% drop in April. Excluding the volatile transportation sector, orders rose 0.2% in May, the same as in April.

   More good news came from the Commerce Department which reported that U.S. exports of goods and services hit a record high of $175.5 billion in April. Exports of goods totaled $126.4 billion and services came to $49.1 billion. With total imports of $219.2 billion, the trade deficit of $43.7 billion was the lowest since last December. The weaker dollar has made American goods less expensive overseas. In the second quarter, the euro rose 2.4% against the dollar while the dollar lost 3.1% against the yen. The ICE U.S. Dollar Index, which measures the dollar against a basket of currencies, declined 2.3% in the quarter.

   Proceeds from U.S. initial public offerings in the second quarter have more than doubled the like 2010 quarter, according to PricewaterhouseCoopers Transactions Services. Second-quarter valuations came to $11.9 billion against $5.2 billion in the 2010 quarter. There were 47 deals in the second quarter compared with 32 in the first three months. Average share prices of U.S. offerings in the second quarter were up 9% one day after pricing.

   U.S. mergers and acquisitions deal volume totaled $255.5 billion in the second quarter, a decline of 11% from the first period, according to Dealogic. By contrast, European deal volume climbed 33% to $293.1 billion in the second quarter from the previous quarter. While the number of second-quarter global deals fell 7%, volume hit $741.3 billion, up 23% from the like quarter last year and 51% above the second quarter of 2009.

   Operating profits of member companies in the S&P 500 in the second quarter are expected to show an increase of almost 14%, according to Thomson Reuters. Further strength is projected by the rest of 2011, with full-year earnings seen climbing up more than 16% to nearly $100 per share.

   Based on current earning estimates, Bloomberg News reported that stocks in the S&P 500 were selling at a price/earnings ratio of 15.03 on June 30, 2011 compared with 15.10 on March 31, 2011 and 13.72 on June 30, 2010. The P/Es for trailing twelve-month earnings, as reported by S&P, were 19.97 on June 30, 2011, 21.61 on March 30, 2011 and 22.57 on June 30 of last year. We don't think that the current P/Es are cheap but they're not over the top either.

   The advisory services and investors were pretty much on the same wave-length at mid-year. Surveyed by Investors Intelligence, analysts stood at 40% bulls and 27% bears while investors, according to the American Institute of Investors, were at 38% bulls and 30% bears. On March 31 analysts were 52% bulls and 23% bears while investors were less optimistic at 42% bulls and 31% bears. On June 30 last year, analysts were at 41% bulls and 33% bears while investors were quite negative at 25% bulls and 42% bears. Both groups became a little more pessimistic after the market sold off but we're not thrilled at the numbers. In our opinion, we need more pessimism to get the market going.

                                  BOND MARKET

   The second quarter was generally kind to bond investors, especially for buyers of government bonds, as yields fell across the maturity spectrum (when yields fall, prices rise). The main cause for the dropping yields was a consensus that the global economic recovery was sputtering and U.S. economic activity generally was slowing.

   A spate of disappointing economic data, including the higher than expected unemployment rate, made owning bonds attractive to many investors. Furthermore, weakness in the stock market, combined with concerns over sovereign debt, especially that of Greece, roiled confidence in the recovery status.

   The "flight to quality" syndrome returned to the Treasury market, and pushed yields lower. Additionally, the global markets traded in a "risk-on versus risk-off" manner and moves in both stocks and bonds were at times sudden and dramatic. With many bond managers underweight in Treasuries, the market continued to move higher.

   The Fund has slightly increased exposure to the Treasury market and recently added an Australian government bond. Overall, our duration (a measure of sensitivity to interest rates) is still relatively modest. To the degree that economic conditions worsen, or global sovereign debt concerns rekindle, there is a possibility of a bond rally. While we are aware that significantly lower yields are possible, a balanced approach has served us well. Investments in Treasuries, plus a variety of other fixed income such as corporate bonds, TIPs and even non-dollar sovereign debt, in our view is the best approach.

   Adding to the current uncertainly is the budget deficit and the lack of ability of our political representatives to solve the budgetary woes. The bond market will react to both the fiscal results of our government, as well as any monetary policy changes that ensue. The markets are reacting to both political and economic news, and the outcomes are uncertain. As a result, we are committed to flexibility, and if conditions change or data warrants a move in a different direction, we stand ready to do so.

              Sincerely,

              /s/Martin E. Zweig, Ph.D.


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC


The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

For information regarding the indexes cited, and key investment terms used in this report see page 8.

As interest rates rise, bond prices fall. As such, this Fund's share value may decline substantially and it is possible to lose a significant portion of your principal when interest rates rise.

                             PORTFOLIO COMPOSITION

   The Fund's leading equity sectors on June 30, 2011, included Energy, Information Technology, Materials, Industrials, and Consumer Discretionary. Although the percentages held varied, all of the above appeared in our previous listing. During the quarter we increased our weighting of Health Care and Industrials, and reduced our weighting of Consumer Discretionary and Information Technology.

   Our leading individual equity positions included Abbott Labs, Altria, Chevron, ConocoPhillips, DuPont, Intel, McDonald's, PepsiCo, Verizon and Williams. During the quarter we added to our positions in Abbott Labs and Williams and trimmed our holding in PepsiCo. No longer among our top positions are Best Buy, which was eliminated, and Caterpillar and Nucor, where we reduced our holdings.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Zweig Advisers, LLC
ASSET ALLOCATION AS OF JUNE 30, 2011

   The following graph illustrates asset allocations within certain sectors and as a percentage of total investments as of June 30, 2011.

                           [CHART]

U.S. Government Securities
 (includes U.S. Treasury Bills which are Short-term investments)            53%
Common Stocks                                                               38%
Foreign Government Securities                                                3%
Corporate Bonds                                                              2%
Exchange Traded Funds                                                        1%
Money Market Mutual Funds - (Short-term investment)                          3%

                             OUR PRIVACY COMMITMENT

   The Zweig Total Return Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. "Personal information" refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

INFORMATION WE COLLECT

   We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

..   Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

..   Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

INFORMATION DISCLOSED IN ADMINISTERING PRODUCTS AND SERVICES

   We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

PROCEDURES TO PROTECT CONFIDENTIALITY AND SECURITY OF YOUR PERSONAL INFORMATION

   We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

   We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

KEY INVESTMENT TERMS

AMERICAN DEPOSITARY RECEIPT (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMERICAN INSTITUTION OF INVESTORS: A nonprofit organization with about 150,000 members whose purpose is to educate individual investors regarding stock market portfolios, financial planning, and retirement accounts.

COMMERCE DEPARTMENT: The cabinet department in the U.S. Government that deals with business, trade and commerce. Its objective is to foment higher standards of living for Americans through the creations of jobs. It aims to achieve this by promoting an infrastructure of monetary and economic growth, competitive technology and favorable international trade.

CONFERENCE BOARD REPORT: Widely followed economic indicators, particularly the Consumer Confidence Index ("CCI"). The Conference Board also connects some 2,000 companies via forums and peer-to-peer meetings to discuss what matters to companies today: issues such as top-line growth in a shifting economic environment and corporate governance standards.

CONSUMER PRICE INDEX (CPI): Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

DEALOGIC: Provides technology, data analytics, and consulting services platform to Investment Bank and Capital Markets professionals.

DOW JONES ASIA-PACIFIC INDEX: A float-adjusted market capitalization index of securities traded in the Asia/Pacific region representing 15 countries.

DOW JONES INDUSTRIAL AVERAGE/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

DOW JONES TOTAL STOCK MARKET GLOBAL INDEX: A series of Dow Jones Global Indexes is a float-adjusted market capitalization index.

DURATION: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

FEDERAL RESERVE: The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

ICE U.S. DOLLAR INDEX (USDX): A leading benchmark for the international value of the U.S. dollar and the world's most widely-recognized traded currency index.

INFLATION: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

INITIAL PUBLIC OFFERING (IPO): A company's first sale of stock to the public.

INSTITUTE FOR SUPPLY MANAGEMENT (ISM) REPORT ON BUSINESS(R): An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

INTERNATIONAL MONETARY FUND (IMF): The Fund surveys and monitors economic and financial developments, lends funds to countries with balance-of-payment difficulties, and provides technical assistance and training for countries requesting it.

INVESTORS INTELLIGENCE SURVEY: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ COMPOSITE(R) INDEX: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

PRICE-TO-EARNINGS RATIO (P/E): A valuation measure calculated by dividing a stock's price by its current or projected earnings per share. The P/E ratio gives an idea of how much an investor is paying for current or future earnings power.

PRICEWATERHOUSECOOPERS TRANSACTIONS SERVICES: A transaction services group that offers a deal process on mergers, acquisitions, sales and financing transactions.

PRODUCER PRICE INDEX (PPI): Measures the average change over time in the selling prices received by domestic producers for their output. The prices included in the PPI are from the first commercial transaction for many products and some services.

S&P 500(R) INDEX: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

STOXX EUROPE 600 INDEX: A broad based capitalization weighted index of European based stocks. It is a free float weighted index.

THE ZWEIG TOTAL RETURN FUND COMPOSITE INDEX: A composite index consisting of 50% Barclays Capital U.S. Government Bond Index (formerly Lehman Brothers Government Bond Index) and 50% S&P 500(R) Index.

THOMSON REUTERS: An information company that supplies news services to newspapers, news agencies, broadcasters and other media subscribers as well as to businesses governments, institutions, and individuals.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            SCHEDULE OF INVESTMENTS

                                 JUNE 30, 2011
                                  (UNAUDITED)

($ REPORTED IN THOUSANDS)

                                                                PAR        VALUE
                                                           ---------      --------
   INVESTMENTS
   U.S. GOVERNMENT SECURITIES                      25.0%
      U.S. Treasury Inflation Indexed Note
        1.625%, 1/15/15/(3)/.........................      $ 28,000       $ 35,766
        2.000%, 1/15/16/(3)/.........................        25,000         31,478
        2.375%, 1/15/17/(3)/.........................        31,000         39,432
      U.S. Treasury Note
        4.000%, 11/15/12.............................        18,500         19,429
        3.625%, 2/15/21..............................        10,000         10,427
                                                                          --------
          TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost
            $121,094).............................................         136,532
                                                                          --------
   FOREIGN GOVERNMENT SECURITIES                    2.8%
      Australia Government Bond 6.500%, 5/15/13........       5,000          5,529
      Kingdom of Norway Series 470, 6.500%, 5/15/13....      50,000/(4)/     9,930
                                                                          --------
          TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost
            $14,559)..............................................          15,459
                                                                          --------
   CORPORATE BONDS                                  1.9%
   INDUSTRIALS -- 1.9%
      CSX Corp. 6.250%, 3/15/18........................       4,000          4,615
      Ingersoll-Rand Global Holding Co., Ltd. 6.875%,
        8/15/18........................................       4,814          5,705
                                                                          --------
          TOTAL CORPORATE BONDS (Identified Cost $8,287)..........          10,320
                                                                          --------

                                                             NUMBER OF
                                                              SHARES
                                                           ---------
   COMMON STOCKS                                   38.0%
   CONSUMER DISCRETIONARY -- 4.1%
      Amazon.com, Inc./(2)/............................      12,000          2,454
      AutoZone, Inc./(2)/..............................       7,900          2,329
      Comcast Corp. Class A............................     162,000          4,105
      Darden Restaurants, Inc..........................      93,000          4,628
      Leggett & Platt, Inc.............................      71,000          1,731
      Lululemon Athletica, Inc./(2)/...................      22,000          2,460
      McDonald's Corp..................................      56,000          4,722
                                                                          --------
                                                                            22,429
                                                                          --------

                       See notes to financial statements

                                                       NUMBER OF
                                                        SHARES    VALUE
                                                       --------- -------
       CONSUMER STAPLES -- 2.6%
          Altria Group, Inc.........................    218,000  $ 5,758
          Heinz (H.J.) Co...........................     33,000    1,758
          Kimberly-Clark Corp.......................     29,000    1,930
          PepsiCo, Inc..............................     72,000    5,071
                                                                 -------
                                                                  14,517
                                                                 -------
       ENERGY -- 6.9%
          Alpha Natural Resources, Inc./(2)/........     53,300    2,422
          Chesapeake Energy Corp....................    127,000    3,771
          Chevron Corp..............................     52,000    5,348
          ConocoPhillips............................     76,000    5,714
          El Paso Corp..............................    140,000    2,828
          Halliburton Co............................     87,000    4,437
          Occidental Petroleum Corp.................     38,000    3,954
          Petroleo Brasileiro S.A. ADR..............     76,000    2,573
          Total SA Sponsored ADR....................     29,000    1,677
          Williams Cos., Inc. (The).................    160,000    4,840
                                                                 -------
                                                                  37,564
                                                                 -------
       FINANCIALS -- 2.4%
          Bank of America Corp......................    271,000    2,970
          Citigroup, Inc............................     62,200    2,590
          Goldman Sachs Group, Inc. (The)...........     29,000    3,860
          HCP, Inc..................................     51,000    1,871
          New York Community Bancorp, Inc...........    120,000    1,799
                                                                 -------
                                                                  13,090
                                                                 -------
       HEALTH CARE -- 3.2%
          Abbott Laboratories.......................    105,000    5,525
          Biogen Idec, Inc./(2)/....................     23,000    2,459
          Bristol-Myers Squibb Co...................     62,000    1,796
          Eli Lilly & Co............................     47,000    1,764
          Gilead Sciences, Inc./(2)/................     61,000    2,526
          UnitedHealth Group, Inc...................     73,000    3,765
                                                                 -------
                                                                  17,835
                                                                 -------
       INDUSTRIALS -- 5.4%
          Alaska Air Group, Inc./(2)/...............     35,000    2,396
          Caterpillar, Inc..........................     36,000    3,833
          Cummins, Inc..............................     36,000    3,726
          Deere & Co................................     51,000    4,205
          Foster Wheeler AG/(2)/....................     86,000    2,613
          L-3 Communications Holdings, Inc..........     51,000    4,460
          Lockheed Martin Corp......................     25,000    2,024

                       See notes to financial statements

                                                        NUMBER OF
                                                         SHARES    VALUE
                                                        --------- --------
     INDUSTRIALS (CONTINUED)
        Union Pacific Corp..........................      38,000  $  3,967
        United Continental Holdings, Inc./(2)/......     104,000     2,353
                                                                  --------
                                                                    29,577
                                                                  --------
     INFORMATION TECHNOLOGY -- 5.5%
        Amkor Technology, Inc./(2)/.................     307,894     1,899
        Apple, Inc./(2)/............................      10,900     3,659
        Corning, Inc................................     192,000     3,485
        Intel Corp..................................     245,000     5,429
        International Business Machines Corp........      21,000     3,602
        Paychex, Inc................................      58,000     1,782
        QUALCOMM, Inc...............................      67,000     3,805
        SanDisk Corp./(2)/..........................      60,000     2,490
        Visa, Inc. Class A..........................      49,000     4,129
                                                                  --------
                                                                    30,280
                                                                  --------
     MATERIALS -- 5.5%
        Alcoa, Inc..................................     171,000     2,712
        Cliffs Natural Resources, Inc...............      41,000     3,791
        Du Pont (E.I.) de Nemours & Co..............      94,000     5,081
        Freeport-McMoRan Copper & Gold, Inc.........      88,000     4,655
        MeadWestvaco Corp...........................      59,000     1,965
        Monsanto Co.................................      55,000     3,990
        Nucor Corp..................................      97,000     3,998
        Potash Corp. of Saskatchewan, Inc...........      65,000     3,704
                                                                  --------
                                                                    29,896
                                                                  --------
     TELECOMMUNICATION SERVICES -- 1.7%
        AT&T, Inc...................................      58,000     1,822
        CenturyLink, Inc............................      42,000     1,698
        Verizon Communications, Inc.................     154,000     5,733
                                                                  --------
                                                                     9,253
                                                                  --------
     UTILITIES -- 0.7%
        Duke Energy Corp............................     104,000     1,958
        FirstEnergy Corp............................      41,000     1,810
                                                                  --------
                                                                     3,768
                                                                  --------
            TOTAL COMMON STOCKS (Identified Cost $170,323)         208,209
                                                                  --------
     EXCHANGE-TRADED FUNDS                         1.2%
        Consumer Staples Select Sector SPDR Fund....      31,061       970
        Health Care Select Sector SPDR Fund.........      69,000     2,451

                       See notes to financial statements

                                                            NUMBER OF
                                                             SHARES       VALUE
                                                           -----------  --------
   EXCHANGE-TRADED FUNDS (CONTINUED)
      Templeton Dragon Fund, Inc.......................        108,000  $  3,279
                                                                        --------
          TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $5,211)..           6,700
                                                                        --------
          TOTAL LONG TERM INVESTMENTS -- 68.9% (Identified cost
            $319,474)...........................................         377,220
                                                                        --------
   SHORT-TERM INVESTMENTS                          31.9%
   MONEY MARKET MUTUAL FUNDS -- 3.4%
      Dreyfus Cash Management Fund -- Institutional
        Shares (seven-day effective yield 0.100%)......     18,482,063    18,482
                                                                        --------
                                                                          18,482
                                                                        --------

                                                               PAR
                                                           -----------
   U.S. TREASURY BILLS/(5)/ -- 28.5%
      U.S. Treasury Bills
        0.198%, 9/22/11..............................      $    70,000    69,996
        0.085%, 11/17/11.............................           25,000    24,995
        0.115%, 12/15/11.............................           50,000    49,981
        0.160%, 5/31/12..............................           11,000    10,983
                                                                        --------
                                                                         155,955
                                                                        --------
          TOTAL SHORT-TERM INVESTMENTS (Identified Cost $174,400)        174,437
                                                                        --------
          TOTAL INVESTMENTS (Identified Cost $493,874) --
            100.8%/(1)/.........................................         551,657
          OTHER ASSETS AND LIABILITIES, NET -- (0.8%)...........          (4,361)
                                                                        --------
          NET ASSETS -- 100.0%..................................        $547,296
                                                                        ========

--------
 (1) Federal Income Tax Information : For tax information at June 30, 2011, see
     Note 9 Federal Income Tax Information in the Notes to Financial Statements.
 (2) Non-income producing.
 (3) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
 (4) Par value represents Norwegian Krone (reported in thousands).
 (5) The rate shown is the discount rate.

                     COUNTRY WEIGHTINGS (UNAUDITED)+
                     United States...................  94%
                     Norway..........................   2%
                     Australia.......................   1%
                     Canada..........................   1%
                     China...........................   1%
                     Switzerland.....................   1%
                                                      ---
                     Total........................... 100%
                                                      ===

              --------
              + % of total investments as of June 30, 2011

                       See notes to financial statements

   The following table provides a summary of inputs used to value the Fund's net assets as of June 30, 2011 (See Security Valuation Note 2A in the Notes to Financial Statements.):

                                                                                                       LEVEL 2
                                                                                                     SIGNIFICANT
                                                                        TOTAL VALUE AT    LEVEL 1    OBSERVABLE
                                                                        JUNE 30, 2011  QUOTED PRICES   INPUTS
                                                                        -------------- ------------- -----------
   Debt Securities:
      U.S. Government Securities (includes short-term investments).....    $292,487      $     --     $292,487
      Foreign Government Securities....................................      15,459            --       15,459
      Corporate Bonds..................................................      10,320            --       10,320
   Equity Securities:
      Common Stocks....................................................     208,209       208,209           --
      Exchange-Traded Funds............................................       6,700         6,700           --
      Short-Term Investments...........................................      18,482        18,482           --
                                                                           --------      --------     --------
   Total...............................................................    $551,657      $233,391     $318,266
                                                                           ========      ========     ========

   There are no Level 3 (significant unobservable input) securities.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 2011
                                  (UNAUDITED)

(REPORTED IN THOUSANDS EXCEPT SHARES AND PER SHARE AMOUNTS)

    ASSETS
       Investment securities at value (Identified cost $493,874 ). $551,657
       Receivables:
           Investment securities sold.............................    3,205
           Dividends and interest.................................    1,736
       Prepaid expenses...........................................       96
                                                                   --------
              Total Assets........................................  556,694
                                                                   --------
    LIABILITIES
       Payables:
           Investment securities purchased........................    8,995
           Investment advisory fee................................      249
           Administration fee.....................................       29
           Professional fees......................................       48
           Transfer agent fee.....................................       23
           Other accrued expenses.................................       54
                                                                   --------
              Total Liabilities...................................    9,398
                                                                   --------
    NET ASSETS                                                     $547,296
                                                                   ========
    NET ASSET VALUE PER SHARE
       ($547,296/144,094,744)..................................... $   3.80
                                                                   ========

    NET ASSETS CONSIST OF:
       Capital paid in on shares of beneficial interest........... $517,033
       Accumulated undistributed net investment income (loss).....  (21,528)
       Accumulated net realized gain (loss).......................   (5,873)
       Net unrealized appreciation (depreciation).................   57,664
                                                                   --------
    NET ASSETS.................................................... $547,296
                                                                   ========

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED JUNE 30, 2011
                                  (UNAUDITED)

($ REPORTED IN THOUSANDS)

INVESTMENT INCOME
   Income
       Interest....................................................... $ 5,196
       Dividends (net of foreign taxes withheld of $12)...............   2,486
       Security lending...............................................       7
                                                                       -------
              Total Investment Income.................................   7,689
                                                                       -------
   Expenses
       Investment advisory fees.......................................   1,891
       Administration fees............................................     176
       Printing fees and expenses.....................................     189
       Directors' fees................................................     106
       Professional fees..............................................      91
       Transfer agent fees and expenses...............................      71
       Custodian fees.................................................       7
       Miscellaneous expenses.........................................     122
                                                                       -------
              Total Expenses..........................................   2,653
                                                                       -------
       Less expenses reimbursed by investment adviser.................    (109)
              Net Expenses............................................   2,544
                                                                       -------
                 Net Investment Income................................   5,145
                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSSES)
   Net realized gain (loss) on:
       Investments....................................................  (2,397)
       Foreign currency transactions..................................      24
   Net change in unrealized appreciation (depreciation) on:
       Investments....................................................  16,739
       Foreign currency translations..................................    (119)
                                                                       -------
          Net realized and unrealized gain............................  14,247
                                                                       -------
          Net increase in net assets resulting from operations........ $19,392
                                                                       =======

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

($ REPORTED IN THOUSANDS)

                                                                             FOR THE          FOR THE
                                                                         SIX MONTHS ENDED    YEAR ENDED
                                                                          JUNE 30, 2011     DECEMBER 31,
                                                                           (UNAUDITED)          2010
                                                                         ----------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS
       Net investment income............................................     $  5,145         $  5,404
       Net realized gain (loss).........................................       (2,373)          13,215
       Net change in unrealized appreciation (depreciation).............       16,620           10,578
                                                                             --------         --------
          Net increase in net assets resulting from operations..........       19,392           29,197
                                                                             --------         --------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
       Net investment income............................................      (27,125)/(1)/     (5,513)
       Net realized short-term gains....................................           --           (8,649)
       Net realized long-term gains.....................................           --             (616)
       Tax return of capital............................................           --          (30,601)
                                                                             --------         --------
          Total dividends and distributions to shareholders.............      (27,125)         (45,379)
                                                                             --------         --------
   CAPITAL SHARE TRANSACTIONS
       Net proceeds from the sale of shares during rights offering
         (net of expenses of $536)......................................       97,994               --
                                                                             --------         --------
       Net increase in net assets derived from capital share
         transactions...................................................       97,994               --
                                                                             --------         --------
       Net increase (decrease) in net assets............................       90,261          (16,182)
NET ASSETS
   Beginning of period..................................................      457,035          473,217
                                                                             --------         --------
   End of period........................................................     $547,296         $457,035
                                                                             ========         ========
   Accumulated undistributed net investment income (loss) at end of
     period.............................................................     $(21,528)        $    452

--------
/(1)/ Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of June 30, 2011, we estimate 18% of the distributions will represent net investment income, 0% will represent excess gain distributions which are taxed as ordinary income and 82% will represent return of capital. Also refer to the inside front cover for the Managed Distribution Plan.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

        (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              FOR THE
                                          SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2011        ----------------------------------------------------------
                                            (UNAUDITED)           2010      2009        2008           2007         2006
                                         ----------------       --------  --------  --------      --------        --------
PER SHARE DATA
Net asset value, beginning of period....     $   3.99           $   4.13  $   4.00  $   4.97      $   5.11        $   5.28
                                             --------           --------  --------  --------      --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)/(3)/.......         0.04               0.05      0.05      0.07          0.12            0.13
Net realized and unrealized gains
 (losses)...............................         0.11               0.21      0.48     (0.58)         0.26            0.22
                                             --------           --------  --------  --------      --------        --------
Total from investment operations........         0.15               0.26      0.53     (0.51)         0.38            0.35
                                             --------           --------  --------  --------      --------        --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....        (0.20)/(10)/       (0.05)    (0.06)    (0.10)        (0.14)          (0.15)
Distributions from net realized gains...           --              (0.08)    (0.01)    (0.06)        (0.15)          (0.07)
Tax return of capital...................           --              (0.27)    (0.33)    (0.30)        (0.21)          (0.30)
                                             --------           --------  --------  --------      --------        --------
Total dividends and distributions.......        (0.20)             (0.40)    (0.40)    (0.46)        (0.50)          (0.52)
                                             --------           --------  --------  --------      --------        --------
Dilutive effect on net asset value as a
 result of rights offering..............        (0.14)/(11)/          --        --       -- /(8)/    (0.02)/(6)/        --
                                             --------           --------  --------  --------      --------        --------
   Net asset value, end of period.......     $   3.80           $   3.99  $   4.13  $   4.00      $   4.97        $   5.11
                                             ========           ========  ========  ========      ========        ========
   Market value, end of period/(1)/.....     $   3.39           $   3.56  $   3.91  $   3.37      $   4.53        $   5.89
                                             ========           ========  ========  ========      ========        ========
Total investment return/(2)/............         0.69%/(5)(12)/     1.04%    29.74%   (16.90)%      (14.99)%/(7)/    39.23%
                                             ========           ========  ========  ========      ========        ========
Total return on net asset value/(9)/....         4.95%/(5)/         7.21%    15.46%   (10.09)%        7.93%           7.29%
                                             ========           ========  ========  ========      ========        ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)     $547,296           $457,035  $473,217  $458,767      $569,656        $476,846
Ratio of expenses (excluding dividends
 on short sales after expense waivers
 and reimbursements)....................         0.94%/(4)/         1.10%     1.14%     1.03%         0.96%           1.00%
Ratio of expenses to average net
 assets (excluding dividends on short
 sales).................................         0.98%/(4)/         1.10%     1.14%     1.03%         0.96%           1.00%
Ratio of expenses to average net
 assets (including dividends on short
 sales).................................         0.98%/(4)/         1.10%     1.14%     1.03%         0.96%           1.01%
Ratio of net investment income to
 average net assets.....................         1.90%/(4)/         1.19%     1.38%     1.66%         2.46%           2.47%
Portfolio turnover rate.................           18%/(5)/           25%       35%       61%           36%             22%

                For explanations of the Footnotes see page 19.

                       See notes to financial statements

--------
(1)Closing Price -- New York Stock Exchange.
(2)Total investment return is calculated assuming a purchase of a share of the Fund's common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3)Computed using average shares outstanding
(4)Annualized
(5)Not Annualized
(6)Shares were sold at a 5% discount from a 5 day average market price from 5/14/07 to 5/18/07.
(7)Total investment return includes the dilutive effect of the 2007 rights offering. Without this effect, the total investment return would have been (13.82)%.
(8)Amount is less than $0.005.
(9)NAV Return is calculated using the opening Net Asset Value price of the Fund's common stock on the first business day and the closing Net Asset Value price of the Fund's common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan.
(10)Please note that the tax status of the distributions is determined at the end of the taxable year.
(11)Shares were sold at a 5% discount from a 5 day average market price from 1/3/11 to 1/7/11.
(12)Total investment return includes the dilutive effect of the 2011 rights offering. Without this effect, the total investment return would have been 2.86%.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 JUNE 30, 2010
                                  (UNAUDITED)

NOTE 1 -- ORGANIZATION

   The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund's investment objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

  A. SECURITY VALUATION:

   Security Valuation procedures for the funds have been approved by the Board of Trustees. All internally fair valued securities referred to below are approved by a valuation committee appointed under the direction of the Board of Trustees.

   The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

   .   Level 1 -- quoted prices in active markets for identical securities

   . Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 -- prices determined using significant unobservable inputs (including the valuation committee's own assumptions in determining the fair value of investments)

   A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

   Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an external pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

   Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments are valued based on inputs observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

   Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

   Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Fund's major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. INCOME TAXES:

   The Fund is treated as a separate taxable entity. It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

   The Fund has adopted the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from the adoption of this authoritative guidance. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable. As of June 30, 2011, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2007 forward (with limited exceptions).

  D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

   The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund's investment performance from the terms of the Fund's Managed Distribution Plan.

  E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

NOTE 3 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

($ REPORTED IN THOUSANDS UNLESS OTHERWISE NOTED)

   Zweig Advisers LLC, an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. ("Virtus"), is the adviser to the Fund.

   A) INVESTMENT ADVISORY FEE: The Investment Advisory Agreement (the "Agreement") between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis of 0.70% of the Fund's average daily net assets. During the six-month period ended June 30, 2011, the Fund incurred advisory fees of $1,891.

   Effective May 10, 2011, the Adviser has voluntarily agreed to waive 20% of the advisory fee until further notice.

   Zweig Consulting LLC (the "Sub-Adviser"), which serves as the Sub-Adviser for the Fund, performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser's fees are paid by the Adviser.

   B) ADMINISTRATION FEE: VP Distributors, Inc., an indirect wholly-owned subsidiary of Virtus, serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement. During the period ended June 30, 2011, the Fund incurred Administration fees of $176.

   C) DIRECTORS FEE ($ NOT REPORTED IN THOUSANDS):

   During the period the Fund paid each Director who is not an interested person of the Fund or the Adviser, a fee of $11,000 per year plus $1,500 per Director for each committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The co-lead Directors are paid an additional $10,000 retainer each per year in lieu of compensation for executive committee meetings. The Audit Committee chairperson is paid an additional fee of $5,000 per year. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 4 -- PURCHASES AND SALES OF SECURITIES:

($ REPORTED IN THOUSANDS)

   Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) for the period ended June 30, 2011, were as follows:

                Purchases................................. $110,155
                Sales.....................................   70,158

   Purchases and sales of long-term U.S. Government and agency securities for the period ended June 30, 2011, were as follows:

                Purchases................................. $10,146
                Sales.....................................      --

NOTE 5 -- INDEMNIFICATIONS

   Under the Fund's organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 6 -- CAPITAL STOCK AND REINVESTMENT PLAN

   At June 30, 2011, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 144,094,744 shares are outstanding.

   Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended June 30, 2011 and December 31, 2010, there were no shares issued pursuant to the Plan.

   In a non-transferable rights offering ended January 7, 2011, shareholders exercised rights to purchase 29,500,000 shares of common stock at an offering price of $3.34 per share for proceeds, net of expenses of $97,994,000.

   On July 1, 2011, the Fund announced a distribution of $0.032 per share to shareholders of record on July 11, 2011. This distribution has an ex-dividend date of July 7, 2011, and is payable on July 18, 2011. Please see inside front cover for more information on the Fund's distributions.

NOTE 7 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

   At June 30, 2011, the Fund held 53% of its total investments in U.S. Government securities (includes 29% of U.S. Treasury Bills which are Short-term investments).

NOTE 8 -- REGULATORY EXAMS

   Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

   There are currently no such matters which the Company believes will be material to these financial statements.

NOTE 9 -- FEDERAL INCOME TAX INFORMATION

($ REPORTED IN THOUSANDS)

   At June 30, 2011, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

                                                          NET UNREALIZED
      FEDERAL       UNREALIZED          UNREALIZED         APPRECIATION
     TAX COST      APPRECIATION        DEPRECIATION       (DEPRECIATION)
     ---------  ------------------  ------------------  ------------------
     $497,057        $56,861             $(2,261)            $54,600

NOTE 10 -- RECENT ACCOUNTING PRONOUNCEMENT

   In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

NOTE 11 -- SUBSEQUENT EVENT EVALUATIONS

   Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events that require recognition or disclosure in these financial statements.

                    BOARD CONSIDERATION AND RE-APPROVAL OF
             INVESTMENT ADVISORY AGREEMENT AND SERVICING AGREEMENT

   Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Directors (the "Board") of The Zweig Total Return Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory agreement (the "Advisory Agreement") with Zweig Advisers LLC (the "Adviser") and the servicing agreement (the "Servicing Agreement") between the Adviser and Zweig Consulting LLC (the "Sub-Adviser") (collectively, the "Agreements"). In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Agreements.

   More specifically, at a meeting held on February 15, 2011, the Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the Sub-Adviser and the re-approval of the Agreements.

   1. Nature, Extent and Quality of Services. The Independent Directors considered the nature, extent and quality of the services performed by the Adviser and the Sub-Adviser including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Directors in that capacity and other services. The Independent Directors concluded that the services are extensive in nature and that the Adviser delivered an acceptable level of service. With respect to the services of the Sub-Adviser, the Independent Directors requested that the Adviser provide for the next meeting additional analysis of the services provided by the Sub-Adviser, as well as any recommendations it may have based on such analysis for any contract and/or fee changes that may be warranted.

   2. Investment Performance of the Fund and Adviser. The Independent Directors considered the investment performance for the Fund over various periods of time as compared to their respective Lipper, Inc. performance groups and performance universe, and concluded that the Adviser was delivering acceptable performance results consistent with the long-term investment strategies being pursued by the Fund. The Independent Directors also considered the performance of the portfolios of other Virtus equity mutual funds now being managed by the Fund's portfolio managers and found that performance to be consistent with the performance being achieved by the Fund's equity portfolios.

   3. Costs of Services and Profits Realized by the Adviser and the Sub-Adviser.

   (a) Costs of Services to the Fund: Fees and Expenses. The Independent Directors considered the Fund's management fee rate and expense ratios relative to the Fund's Lipper, Inc. expense group. The Independent Directors concluded that those fees are acceptable based upon the qualifications, experience, reputation and performance of the Adviser and the Sub-Adviser. The Independent Directors also concluded that the expense ratio of the Fund was within an acceptable range relative to its Lipper, Inc. expense group.

   (b) Profitability and Costs of Services to Adviser and Sub-Adviser. The Independent Directors considered the Adviser's and Sub-Adviser's overall profitability and costs. The Independent Directors also considered whether the amount of profit is a fair entrepreneurial profit. The Independent Directors concluded that the Adviser's profitability was at an acceptable level in light of the quality of the services being provided to the Fund. The Independent Directors further concluded that the Sub-Adviser's profitability was at an acceptable level in light of the quality of services being provided to the Fund, subject to any recommendations by the Adviser as requested for the next meeting.

   4. Extent of Economies of Scale as the Fund Grows. The Independent Directors considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Directors noted that economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to substantially increase their asset base as do open-end funds. The Independent Directors concluded that the Fund has appropriately benefited from any economies of scale.

   5. Whether Fee Levels Reflect Economies of Scale. The Independent Directors also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that, given the Fund's closed-end structure, it was. At the same time, the Directors agreed that it would be appropriate to monitor this issue in the event that the assets of the Fund were to increase substantially via a rights offering or some other means.

   6. Other Relevant Considerations.

   (a) Adviser Personnel and Methods. The Independent Directors considered the size, education and experience of the Adviser's and Sub-Adviser's staff, their fundamental research capabilities and approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas they were structured in such a way to support the level of services being provided to the Fund.

   (b) Other Benefits to the Adviser or Sub-Adviser. The Independent Directors also considered the character and amount of other incidental benefits received by the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. The Independent Directors concluded that potential "fall-out" benefits that they may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and may in some cases benefit the Fund.

Conclusions

   In considering the Agreements, the Independent Directors did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Independent Directors that re-approval of the Investment Advisory Agreement with the Adviser and the Servicing Agreement with the Sub-Adviser was in the best interests of the Fund and its shareholders. As a part of their decision-making process, the Independent Directors noted their belief that a long-term relationship with capable, conscientious advisers is in the best interests of the Fund. The Independent Directors considered, generally, that shareholders invested in a Fund knowing that the Adviser managed that Fund and knowing its investment management fee schedule. As such, the Independent Directors considered, in particular, whether the Adviser, with the assistance of the Sub-Adviser, managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders, and concluded that the Fund was so managed.

   Upon conclusion of their review and discussion, the Independent Directors, voting separately, and the full Board unanimously approved the continuation of the Investment Advisory Agreement and the Service Agreement, with the understanding that further consideration may be given based on the report of the Adviser as requested for the next meeting.

   At a meeting held on May 10, 2011, based on the recommendation of the Adviser, the Independent Directors considered and approved an Amended and Restated Servicing Agreement, which set out a revised description of the services provided by the Sub-Adviser and a 20% reduction in the fee paid by the Adviser to the Sub-Adviser. It was noted that the Adviser had agreed to waive the 20% of its advisory fee (the amount of reduction in the fee paid to the Sub-Adviser) until further notice.

                        SUPPLEMENTARY PROXY INFORMATION

   The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on May 10, 2011. The meeting was held for purposes of electing two (2) nominees to the Board of Directors.

   The results of the above matters were as follows:

     DIRECTORS         VOTES FOR  VOTES AGAINST VOTES WITHHELD ABSTENTIONS
     ---------        ----------- ------------- -------------- -----------
     Wendy Luscombe.. 117,050,198      N/A        6,474,023        N/A
     R. Keith Walton. 117,026,352      N/A        6,479,869        N/A

                                KEY INFORMATION

ZWEIG SHAREHOLDER RELATIONS: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended
June 30, 2011, free of charge, by calling toll-free 1-800-272-2700. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item. In addition, there are no newly identified portfolio managers as of the date of this filing.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (c) A copy of the Registrant's notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended June 30, 2011 pursuant to the Registrant's Managed Distribution Plan are filed herewith as required by the terms of the Registrant's exemptive order issued on November 17, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Zweig Total Return Fund, Inc.


By (Signature and Title)* /s/ George R. Aylward
                          ------------------------------------
                          George R. Aylward, President
                          (principal executive officer)

Date September 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ George R. Aylward
                          ------------------------------------
                          George R. Aylward, President
                          (principal executive officer)

Date September 6, 2011


By (Signature and Title)* /s/ W. Patrick Bradley
                          ------------------------------------
                          W. Patrick Bradley, Treasurer
                          (principal financial officer)

Date September 6, 2011

* Print the name and title of each signing officer under his or her signature.